Exhibit 10.36

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 1 of 17
SUBLEASE AGREEMENT
CBA Text Disclaimer: Text deleted by licensee indicated by strike.
New text inserted by licensee indicated by small capital letters.
THIS SUBLEASE AGREEMENT (the “Sublease”) is entered into this 12th day of December, 2008, between Koronis Pharmaceuticals, Inc. (“Tenant”), and ImaRx Therapeutics, Inc (“Subtenant”). Tenant entered into a lease (the “Master Lease”) with Zetron Properties Inc. as landlord (“Landlord”), dated October 8, 2004, leasing the premises legally described on the attached Exhibit 1 (“Master Premises”). A copy of the Master Lease, including all amendments, is attached as Exhibit 2. Tenant and Subtenant agree as follows:
1.	SUBLEASE SUMMARY.
a.
Subleased Premises. Tenant leases to Subtenant and Subtenant leases from Tenant that portion of the Master Premises consisting of an agreed area of 3,335 rentable square feet of area on the 2nd floor(s) of the Master Premises, outlined on the floor plan attached as Exhibit 3 (the “Subleased Premises”).

b.	Sublease Commencement Date. The Sublease shall commence on January 1, 2009 or such earlier or later date as provided in Section 3 (the “Sublease Commencement Date”).
c.
Sublease Termination Date. The Sublease shall terminate at midnight on October 31, 2009 or one day prior to the termination date of the Master Lease, whichever is earlier, unless sooner terminated in accordance with the terms of this Sublease (the “Sublease Termination Date”).

d.
Base Rent. Subtenant shall pay to Tenant base monthly rent (check one) ☑ of $3,125.00, or ☐ according to the Rent Rider attached hereto. Rent shall be payable at Tenant’s address shown below, or such other place designated in writing by Tenant.

e.	Prepaid Rent. Upon execution of this Sublease, Subtenant shall deliver to Tenant the sum of $3,125.00 as prepaid rent, to be applied to the Rent due for the First month(s) of the Sublease.
f.
Security Deposit. Upon execution of this Sublease, Subtenant shall deliver to Tenant a security deposit in the amount of $3,125.00 to be held as a security deposit pursuant to Section 5 below. The security deposit shall be in the form of (check one): ☑ cash, or ☐ letter of credit according to the Letter of Credit Rider attached hereto.

g.	Permitted Use. The Subleased Premises shall be used only as permitted in the Master Lease and for no other purpose without the prior written consent of Tenant.
h.	Notice and Payment Addresses:

Tenant:	Susie Van Den Ameele 12277 134th Ct NE, STE 110, Redmond, WA 98052

Phone:	425-825-7470	Fax:

Subtenant:	12277 134th Ct NE, STE 202, Redmond, WA 98052

Phone:		Fax:

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 2 of 17
SUBLEASE AGREEMENT
(Continued)
i.
Subtenant’s Sublease Share. Subtenant’s Sublease Share of any operating costs, additional rent, or other amounts payable by Tenant under the Master Lease is 50% of such amounts, based upon the ratio of the agreed rentable area of the Subleased Premises to the agreed rentable area of the Master Premises

j.	Parking. Subtenant shall have the right to use three (3) parking spaces for every one thousand square feet of Premises for parking by its employees and visitors.
2.	PREMISES.
a.	Lease of Premises. Tenant leases to Subtenant, and Subtenant leases from Tenant the Subleased Premises upon the terms specified in this Sublease.
b.
Acceptance of Premises. Except as specified elsewhere in this Sublease, Tenant makes no representations or warranties to Subtenant regarding the Subleased Premises, including the structural condition of the Subleased Premises and the condition of all mechanical, electrical, and other systems on the Subleased Premises. Except for any tenant improvements described on attached Exhibit 4 to be completed by Tenant, Subtenant shall be responsible for performing any work necessary to bring the Subleased Premises into condition satisfactory to Subtenant. By signing this Sublease, Subtenant acknowledges that it has had adequate opportunity to investigate the Subleased Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Subleased Premises (other than the Tenant’s work in Exhibit 4), and acknowledges that the time needed to complete any such items shall not delay the Sublease Commencement Date.

c.
Tenant Improvements. Attached Exhibit 4 sets forth all work to be completed by Tenant, if any, and all tenant improvements to be completed by Subtenant, which is to be performed on the Subleased Premises. Responsibilities for design, payment and performance of all such work shall be as set forth on attached Exhibit 4.

3.	TERM.
a.
Sublease Commencement Date. Subtenant acknowledges that Tenant may need to receive Landlord’s consent to this Sublease as provided in Section 21 below prior to Subtenant occupying the Subleased Premises, and Subtenant shall not occupy the Subleased Premises without the prior written consent of Tenant. If Subtenant occupies the Subleased Premises before the Sublease Commencement Date specified in Section 1(b), then such date of occupancy shall be the Sublease Commencement Date. If Tenant acts diligently to make the Subleased Premises available to Subtenant, neither Tenant nor any agent or employee of Tenant shall be liable for any damage or loss due to Tenant’s inability or failure to deliver possession of the Premises to Subtenant as provided in this Sublease. In such case, the rent shall abate until delivery of possession, but the Sublease Termination Date shall not be extended by such delay. Notwithstanding the foregoing, if Tenant has not delivered possession to Subtenant within 30 days (sixty (60) days if not filled in) after the date specified in Section 1(b), Subtenant may elect to cancel this Sublease by giving written notice to Tenant within 10 days after such time period ends. If Subtenant gives such notice, this Sublease shall be canceled, all prepaid rent and security deposits shall be refunded to Subtenant, and neither Tenant nor Subtenant shall have any further obligations to the other.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 3 of 17
SUBLEASE AGREEMENT
(Continued)
4.	RENT.
a.
Payment of Rent. Subtenant shall pay Tenant without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Sublease Term beginning on (check one):

☑ the Sublease Commencement Date, or ☐                      (specify, but if no date specified, then on the Sublease Commencement Date), and any other additional payments due to Tenant (collectively the “Rent”) when required under this Sublease. Payments for any partial month at the beginning or end of the Sublease term shall be prorated. All payments due to Tenant under this Sublease, including late fees and interest, shall be rent, and upon failure of Subtenant to pay any such costs, charges or expenses, Tenant shall have the same rights and remedies as otherwise provided in this Sublease for the failure of Subtenant to pay rent.
b.
Late Charges; Default Interest. If any sums payable by Subtenant to Tenant under this Sublease are not received within five (5) days of their due date, Subtenant shall pay Tenant in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the sum which would be payable by Tenant to the Landlord for an equivalent default under the Master Lease or 5% of the delinquent amount, whichever is greater. In addition, all delinquent sums not paid by Subtenant within five (5) days of the due date shall, at Tenant’s option, bear interest at the rate the Tenant would pay the Landlord under the Master Lease for an equivalent default or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

c.
Less Than Full Payment. Tenant’s acceptance of less than the full amount of any payment due from Subtenant shall not be deemed an accord and satisfaction or compromise of such payment unless Tenant specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Tenant claims.

5.
SECURITY DEPOSIT. Upon execution of this Sublease, Subtenant shall deliver to Tenant the security deposit specified in Section 1(f) above. Tenant’s obligations with respect to the security deposit are those of a debtor and not of a trustee, and Tenant may commingle the security deposit with its other funds. If Subtenant breaches any covenant or condition of this Sublease, including but not limited to the payment of Rent, Tenant may apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Tenant as a result of Subtenant’s breach, it being expressly understood that the security deposit shall not be considered as a measure of Subtenant’s damages in case of default by Subtenant. In such event, Subtenant shall, within five (5) days after written demand therefore by Tenant, deposit with Tenant the amount so applied. Any payment to Tenant from the security deposit shall not be construed as a payment of liquidated damages for any default. If Subtenant complies with all of the covenants and conditions of this Sublease throughout the Sublease term, the security deposit shall be repaid to Subtenant without interest within thirty (30) days after the surrender of the Subleased Premises by Subtenant in the condition required hereunder.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 4 of 17
SUBLEASE AGREEMENT
(Continued)
6.
MASTER LEASE. Tenant represents to Subtenant: (a) that Tenant has delivered to Subtenant a full and complete copy of the Master Lease and all other agreements between Landlord and Tenant relating to the leasing, use, and occupancy of the Subleased Premises (which may contain redacted business terms) and (b) that Tenant has received no uncured default notice from Landlord under the Master Lease. Tenant shall not agree to an amendment to the Master Lease which would have an adverse effect on Tenant’s occupancy of the Subleased Premises or its use of the Subleased Premises for their intended purpose, without obtaining Subtenant’s prior written approval, which shall not be unreasonably withheld, conditioned, or delayed. Subtenant represents that it has read and is familiar with the terms of the Master Lease.

This Sublease is subject and subordinate to the Master Lease. If the Master Lease terminates, this Sublease shall terminate. Tenant and Subtenant shall not, by their omission or act, do nor permit anything to be done which would cause a default under the Master Lease. If the Master Lease terminates or is forfeited as a result of a default or breach by Tenant or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination or forfeiture. Tenant shall exercise due diligence in attempting to cause Landlord to perform its obligations under the Master Lease for the benefit of the Subtenant.
All the terms, covenants and conditions contained in the Master Lease are incorporated into and made a part of this Sublease as if Tenant were the landlord under the Master Lease, the Subtenant were the tenant under the Master Lease, and the Subleased Premises were the Master Premises except as may be inconsistent with the terms contained in this Sublease and the following:                      (none if not specified).
7.
ADDITIONAL CHARGES. If Tenant shall be charged for additional rent or other sums pursuant to the provisions of the Master Lease, Subtenant shall be liable for 50% of charges above 2008 expenses, stated in Section 1(i) above, of such additional rent or sums, including without limitation, payments for taxes, common area maintenance charges, or operating expenses. If any such rent or sums shall be due to excessive use by Subtenant of utilities or services provided to the Subleased Premises, as reasonably determined by Tenant, such excess shall be paid in its entirety by Subtenant. If Subtenant shall procure any additional service for the Subleased Premises, including but not limited to after-hour HVAC services, Subtenant shall pay for same at the rates charged by Landlord and shall make such payment to Tenant or Landlord, as Tenant shall direct. Tenant shall have no duty to perform any obligations which are, by their nature, the obligation of an owner or manager of real property. Any rent or other sums payable by Subtenant under this Section shall be additional rent and paid to Tenant no later than five (5) days before they are due from Tenant to Landlord. If Tenant shall receive any refund for additional rent or sums paid under the Master Lease, Subtenant shall be entitled to the return of so much thereof as shall be attributable to prior payments by Subtenant. Tenant shall, upon request by Subtenant, furnish Subtenant with copies of all statements submitted by Landlord of actual or estimated additional rent or sums.

Notwithstanding anything herein contained, the only services or utilities to which Subtenant is entitled under this Sublease are those to which Tenant is entitled under the Master Lease.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 5 of 17
SUBLEASE AGREEMENT
(Continued)
8.
ALTERATIONS. Subtenant may make alterations, additions or improvements to the Subleased Premises, including any of Subtenant’s work identified on attached Exhibit 4 (“Alterations”), with the prior written consent of Tenant. The term “Alterations” shall not include the installation of shelves, movable partitions, Subtenant’s equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Subleased Premises, and Tenant’s consent shall not be required for Subtenant’s installation of those items except to the extent Tenant must obtain the consent of Landlord under the Master Lease for such installations. Subtenant shall perform all work within the Subleased Premises at Subtenant’s expense in compliance with all applicable laws and shall complete all Alterations in accordance with plans and specifications approved by Tenant, using contractors approved by Tenant, and in a manner so as to not unreasonably interfere with other tenants. Subtenant shall pay, when due, all claims for labor or materials furnished to or for Subtenant at or for use in the Subleased Premises, which claims are or may be secured by any mechanics’ or materialmens’ liens against the Subleased Premises or any interest therein. Tenant shall be deemed the owner of all Alterations except for those which Tenant requires to be removed at the end of the Sublease term. Subtenant shall remove all Alterations at the end of the Sublease term unless Tenant conditioned its consent upon Subtenant leaving a specified Alteration at the Subleased Premises, in which case Subtenant shall not remove such Alteration. Subtenant shall immediately repair any damage to the Subleased Premises caused by removal of Alterations.

9.
REPAIRS AND MAINTENANCE. Subtenant shall, at its sole expense, maintain the Subleased Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Subleased Premises safe and in good condition, including all utilities and other systems serving the Subleased Premises. Subtenant shall not damage any demising wall or disturb the structural integrity of the Subleased Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Subtenant or its employees, agents, contractors, or invitees. If Subtenant fails to maintain or repair the Subleased Premises, Tenant may enter the Subleased Premises and perform such repair or maintenance on behalf of Subtenant. In such case, Subtenant shall be obligated to pay to Tenant immediately upon receipt of demand for payment, as additional Rent, all costs incurred by Tenant. Tenant shall only be obligated to repair or maintain those portions of the Subleased Premises as provided in the Master Lease. Tenant shall not be required to perform changes to the Subleased Premises because of the enactment of any law, ordinance, regulation or code during the Sublease term. Notwithstanding anything in this Section to the contrary, Subtenant shall not be responsible for any repairs to the Subleased Premises made necessary by the acts of Tenant, Landlord or their agents, employees, contractors or invitees.

Upon expiration of the Subleased Lease term, whether by lapse of time or otherwise, Subtenant shall promptly and peacefully surrender the Subleased Premises, together with all keys, to Tenant in as good condition as when received by Subtenant or as thereafter improved, reasonable wear and tear and insured casualty excepted.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 6 of 17
SUBLEASE AGREEMENT
(Continued)
10.
ACCESS AND RIGHT OF ENTRY. After reasonable notice from Tenant (except in cases of emergency, where no notice is required), Subtenant shall permit Tenant and/or Landlord and their agents, employees and contractors to enter the Subleased Premises at all reasonable times to make repairs, alterations, improvements or inspections. This Section shall not impose any repair or other obligation upon Tenant not expressly stated elsewhere in this Sublease. After reasonable notice to Subtenant, Tenant and/or Landlord shall have the right to enter the Subleased Premises for the purpose of showing the Subleased Premises to prospective purchasers or lenders at any time, and to prospective tenants within one hundred eighty (180) days prior to the expiration or sooner termination of the Sublease term.

11.	DESTRUCTION OR CONDEMNATION.
a.
Damage and Repair. If Landlord or Tenant terminate the Master Lease based on casualty to the property in accordance with the Master Lease, this Sublease shall terminate on the same date. If the Subleased Premises or the portion of the property necessary for Subtenant’s occupancy are damaged, destroyed or rendered untenantable, by fire or other casualty, and Subtenant’s occupancy is not capable of being restored within one (1) month of such event, Subtenant may, at its option terminate this Sublease.

b.
Condemnation. If the Landlord or Tenant terminate the Master Lease based on a provision in the Master Lease relating to eminent domain or conveyance under threat of condemnation, this Sublease shall terminate on the same date. If the Subleased Premises, the portion of the property necessary for Subtenant’s occupancy, or 50% or more of the rentable area of the property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Sublease shall terminate at the option of Tenant or Subtenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the portion of the property and all Rents and other payments shall be paid to that date. In case of taking of a part of the Subleased Premises or the portion of the property necessary for Subtenant’s occupancy that does not render those areas untenantable, then this Sublease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced, such reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. The Subleased Premises or the portion of the property necessary for Subtenant’s occupancy shall not be deemed untenantable if less than 25% of each of those areas are condemned. As between Tenant and Subtenant, Tenant shall be entitled to the entire award from the condemning authority attributable to the value of the Subleased Premises or the property and Tenant shall make no claim for the value of its leasehold. Subtenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Subtenant’s claim reduce Landlord’s or Tenant’s award.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 7 of 17
SUBLEASE AGREEMENT
(Continued)
12.
INSURANCE. Subtenant shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by Tenant under the Master Lease, naming Tenant, as well as Landlord, in the manner required therein, and such property insurance as is required to be carried by Tenant under the Master Lease to the extent such property insurance pertains to the Subleased Premises. If the Master Lease requires Tenant to insure leasehold improvements or alterations, then Subtenant shall insure such leasehold improvements which are located in the Subleased Premises, as well as alterations in the Subleased Premises made by Subtenant. Subtenant shall furnish to Tenant a certificate of Subtenant’s insurance required hereunder not later than ten (10) days prior to Subtenant’s taking possession of the Subleased Premises. Tenant shall carry insurance as required by the Master Lease and shall not be obligated to carry fire or other insurance which the Landlord is obligated to carry under the Master Lease.

Tenant and Subtenant hereby release each other and any other tenant, their agents or employees, from responsibility for and waive their entire claim of recovery for any loss or damage arising from any cause covered by property insurance required to be carried by each of them. Each party shall provide notice to the property insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective property insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liability exceeding the limits of such policies. Tenant agrees to use reasonable efforts to obtain from Landlord the same waiver of claims for any loss or damage arising from any cause covered by property insurance required to be carried by Landlord under the Master Lease and, if and to the extent of such waiver by Landlord, Subtenant agrees to the same waiver.
13.
ASSIGNMENT AND SUBLETTING. Subtenant shall not assign, sublet, encumber or otherwise transfer any interest in this Sublease or any part of the Subleased Premises (collectively referred to as a “Transfer”), without first obtaining the written consent of Tenant, which shall not be unreasonably withheld or delayed. Tenant may condition its consent on obtaining any required consent from Landlord, Subtenant satisfying any conditions on the Transfer imposed by Landlord, and such other reasonable conditions that Tenant may impose. No Transfer shall relieve Subtenant of any liability under this Sublease notwithstanding Tenant’s consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Tenant’s consent to any subsequent Transfer. In connection with each request for consent to a Transfer, Subtenant shall pay the reasonable cost of processing same, including attorneys fees and any cost charged by Landlord for granting its consent under the Master Lease, upon demand of Tenant.

If Subtenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Sublease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Subtenant, shall constitute a Transfer.
As a condition to the Landlord’s and Tenant’s approval, if given, any potential assignee or sublessee otherwise approved shall assume all obligations of Subtenant under this Sublease and shall be jointly and severally liable with Subtenant and any guarantor, if required, for the payment of Rent and other charges due hereunder and performance of all terms of this Sublease. In connection with any Transfer, Subtenant shall provide Landlord and Tenant with copies of all assignments, subleases and assumption instruments.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 8 of 17
SUBLEASE AGREEMENT
(Continued)
14.
MORTGAGE SUBORDINATION AND ATTORNMENT. This Sublease shall automatically be subordinate to any mortgage or deed of trust created by Landlord to the extent the Master Lease is subordinate to the same mortgage or deed of trust (“Landlord’s Mortgage”) and Subtenant shall attorn on the same terms and conditions as the Tenant in the Master Lease, provided Subtenant shall enjoy the terms and conditions relating to such subordination and attornment to the same extent Tenant does under the terms of the Master Lease.

15.
HOLDOVER. If Subtenant shall, without the written consent of Tenant, hold over after the expiration or termination of the Sublease Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law. Unless a different rate is agreed upon by Tenant, Subtenant agrees to pay to Tenant 150% the rate of rental last payable under this Sublease or the holdover rental rate provided in the Master Lease, whichever is greater, during such holdover tenancy. All other terms of the Sublease shall remain in effect.

16.
NOTICES. All notices under this Sublease shall be in writing and effective (i) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Tenant or Subtenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing. Tenant and Subtenant each agree to immediately deliver a copy of any notice that they receive from or deliver to Landlord concerning the Subleased Premises, the Master Premises, the Master Lease, or this Sublease.

17.
ESTOPPEL CERTIFICATES. Upon the written request of Tenant, Subtenant shall deliver to Tenant and/or Landlord or their designee a written estoppel certificate on the same terms and conditions as required by Tenant under the Master Lease.

18.	GENERAL.
a.	Heirs and Assigns. This Sublease shall apply to and be binding upon Tenant and Subtenant and their respective heirs, executors, administrators, successors and assigns.
b.
Brokers’ Fees. Tenant was represented in this transaction by the Tenant’s Agent named in Section 20 below. Subtenant was represented in this transaction by the Subtenant’s Licensee named in Section 20 below. The commission payable to Tenant’s Agent and Subtenant’s Licensee shall be payable as set forth in Section 22 below. Subtenant represents and warrants to Tenant that except for Subtenant’s Licensee it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Tenant against any loss, cost, liability or expense incurred by Tenant as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Subtenant. Tenant represents and warrants to Subtenant that except for Tenant’s Agent it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Subtenant against any loss, cost, liability or expense incurred by Subtenant as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 9 of 17
SUBLEASE AGREEMENT
(Continued)
c.
Entire Agreement. This Sublease, which incorporates portions of the Master Lease, contains all of the covenants and agreements between Tenant and Subtenant relating to the Subleased Premises. No prior or contemporaneous agreements or understanding pertaining to the Sublease shall be valid or of any force or effect and the covenants and agreements of this Sublease shall not be altered, modified, or added to except in writing signed by Tenant and Subtenant.

d.	Severability. Any provision of this Sublease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Sublease.
e.	Governing Law. This Sublease shall be governed by and construed in accordance with the laws of the State of Washington.
f.
Memorandum of Sublease. Except for the pages containing the Commission Agreement, the legal descriptions, and the signatures of the Tenant and Subtenant (all of which may be recorded by Tenant’s Broker), this Sublease shall not be recorded. However, if permitted by the Master Lease, Tenant and Subtenant shall, at the other’s request, execute and record a memorandum of Sublease in recordable form that identifies Tenant and Subtenant, the commencement and termination dates of the Sublease, and the legal description of the Master Premises and Subleased Premises.

g.
Submission of Sublease Form Not an Offer. One party’s submission of this Sublease to the other for review shall not constitute an offer to sublease the Subleased Premises. This Sublease shall not become effective and binding upon Tenant and Subtenant until it has been fully signed by both Tenant and Subtenant, and consented to by Landlord (if required by the Master Lease).

h.
Authority of Parties. Each party signing this Lease represents and warrants to the other that it has the authority to enter into this Lease, that the execution and delivery of this Lease has been duly authorized, and that upon such execution and delivery this Lease shall be binding upon and enforceable against the party on signing.

19.	EXHIBITS AND RIDERS. The following exhibits and riders are made a part of this Sublease:

Exhibit 1	Legal Description
Exhibit 2	Master Lease
Exhibit 3	Outline of Subleased Premises
Exhibit 4	Tenant Improvement Schedule
Other:

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 10 of 17
SUBLEASE AGREEMENT
(Continued)
20.	AGENCY DISCLOSURE. At the signing of this Sublease,

Tenant’s Agent	Dan Krekel of Leibsohn & Company

(Insert name of Licensee and Company name as licensed)

represented	Tenant

(Insert Tenant, Subtenant, both Tenant and Subtenant, or neither Tenant nor Subtenant)

and Subtenant’s Licensee	NONE

(Insert name of Licensee and Company name as licensed)

represented	Subtenant

(Insert Tenant, Subtenant, both Tenant and Subtenant, or neither Tenant nor Subtenant)
If Tenant’s Agent and Subtenant’s Licensee are different salespersons affiliated with the same Broker, then both Tenant and Subtenant confirm their consent to that Broker acting as a dual agent. If Tenant’s Agent and Subtenant’s Licensee are the same salesperson representing both parties, then both Tenant and Subtenant confirm their consent to that salesperson and his/her Broker acting as dual agents. If Tenant’s Agent, Subtenant’s Licensee or their Broker are dual agents, Tenant and Subtenant consent to Tenant’s Agent, Subtenant’s Licensee and their Broker being compensated based on a percentage of the rent or as otherwise disclosed on an attached addendum. Neither Tenant’s Agent, Subtenant’s Licensee or their Broker(s) are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Tenant and Subtenant consent to such compensation. Tenant and Subtenant confirm receipt of the pamphlet entitled “The Law of Real Estate Agency.”
21.
CONSENT BY LANDLORD. This Sublease shall be of no force or effect unless consented to by Landlord within 10 days of execution, if such consent is required under the Master Lease. Tenant and Subtenant agree for the benefit of Landlord, that this Sublease and Landlord’s consent shall not (a) create privity of contract between Landlord and Subtenant; (b) be deemed to have amended the Master Lease in any regard (unless Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a consent by Landlord to any future assignment or subletting. Landlord’s consent shall, however, be deemed evidence of Landlord’s agreement that Subtenant may use the Subleased Premises for the purpose set forth in Section 1(g) and that Subtenant shall be entitled to the waiver of claims and of the right of subrogation as provided in Section 12, Insurance, above.

22.	COMMISSION AGREEMENT.
Tenant agrees to pay a commission to Tenant’s Broker (identified in the Agency Disclosure Section above) as follows:
☐	$_____
☐	_____ % of the gross rent payable pursuant to this Sublease
☐	$_____ per square foot of the Subleased Premises
☑	Other $3,125.00
Tenant’s Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon the extension by Subtenant of the Sublease term pursuant to any right reserved to Subtenant under the Sublease calculated ☐ as provided above or ☐ as follows  _____ (if no box is checked, as provided above). Tenant’s Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon any expansion of Subleased Premises pursuant to any right reserved to Subtenant under the Sublease, calculated ☐ as provided above or ☐ as follows  _____  (if no box is checked, as provided above).

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 11 of 17
SUBLEASE AGREEMENT
(Continued)
Any commission shall be earned upon occupancy of the Subleased Premises by Subtenant, and paid one-half upon execution of the Sublease and one-half upon occupancy of the Subleased Premises by Subtenant. Tenant’s Broker shall pay to Subtenant’s Broker (identified in the Agency Disclosure section above), the amount stated in a separate agreement between them or, if there is no agreement, $  _____  /  _____  % (complete only one) of any commission paid to Tenant’s Broker, within five (5) days after receipt by Tenant’s Broker.
If any other lease or sale is entered into between Tenant and Subtenant pursuant to a right reserved to Subtenant under the Sublease, Tenant ☐ shall ☐ shall not (shall not if not filled in) pay an additional commission according to any commission agreement or, in the absence of one, according to Tenant’s Broker’s commission schedule in effect as of the execution of this Sublease. Tenant’s successor shall be obligated to pay any unpaid commissions upon any transfer of this Sublease and any such transfer shall not release the transferor from liability to pay such commissions.
23.	BROKER PROVISIONS.
TENANT’S BROKER AND AGENT AND SUBTENANT’S BROKER AND LICENSEE HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE SUBLEASED PREMISES, THE MEANING OF THE TERMS AND CONDITIONS OF THIS SUBLEASE, LANDLORD’S, TENANT’S OR SUBTENANT’S FINANCIAL STANDING, ZONING, COMPLIANCE OF THE SUBLEASED PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS. LANDLORD, TENANT AND SUBTENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS SUBLEASE.

Tenant Default Notice:	Tenant shall give notice to Subtenant if it has received a notice of default from Landlord within three (3) business days of receiving such notice of default.

Access to Laboratory Space:
Tenant agrees to provide Subtenant with access to approximately one bench (approximately 18 feet in length) of laboratory space to conduct its ongoing stability program and sufficient laboratory space to store its stability cabinet in Suite 110 of Willows Ridge Tech Center (12277 134th Court, Redmond, WA 98052).

Furniture:	Subtenant will be allowed to use Tenant’s furniture during subtenancy, to be reliquished to Tenant in good repair and condition at the end of sublease term.

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 12 of 17
SUBLEASE AGREEMENT
(Continued)

TENANT:	SUBTENANT:

TENANT:	SUBTENANT:

By:	By:

Its:	Its:
24.	LANDLORD’S CONSENT.
Landlord consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment, subletting or transfer. Landlord represents that the Master Lease constitutes the entire agreement of Landlord and Tenant concerning the leasing of the Master Premises, and has not been amended or modified except as expressly set forth in Exhibit 2. Landlord further represents that, to Landlord’s knowledge, Tenant is currently in full compliance with its obligations under the Master Lease.

LANDLORD:

LANDLORD:

By:

Its:

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 13 of 17
SUBLEASE AGREEMENT
(Continued)

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)
On this  _____ day of  _____, 2008, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared  _____, known to me to be the  _____ of REEZ PROPERTIES INCORPORATED, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.
I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.
WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

Signature

Print Name

NOTARY PUBLIC in and for the State of
Washington, residing at .
My commission expires .

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 14 of 17
SUBLEASE AGREEMENT
(Continued)

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)
On this  _____ day of  _____, 2008, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared  _____, known to me to be the  _____ of Koronis Pharmaceuticals, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.
I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.
WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

Signature

Print Name

NOTARY PUBLIC in and for the State of
Washington, residing at .
My commission expires .

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 15 of 17
SUBLEASE AGREEMENT
(Continued)

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)
On this  _____ day of  _____, 2008, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared  _____, known to me to be the  _____ of ImaRx Therapeutics, Inc the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.
I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.
WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

Signature

Print Name

NOTARY PUBLIC in and for the State of
Washington, residing at .
My commission expires .

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 16 of 17
SUBLEASE AGREEMENT
(Continued)

STATE OF WASHINGTON	)
) ss.
COUNTY OF________________________	)
I certify that I know or have satisfactory evidence that  _____ is the person who appeared before me and said person acknowledged that  _____ signed this instrument, on oath stated that  _____ was authorized to execute the instrument and acknowledged it as the  _____ of  _____ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated this  _____ day of  _____, 20_____.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at _____
My appointment expires

STATE OF WASHINGTON	)
) ss.
COUNTY OF________________________	)
I certify that I know or have satisfactory evidence that  _____ is the person who appeared before me and said person acknowledged that  _____ signed this instrument, on oath stated that  _____ was authorized to execute the instrument and acknowledged it as the  _____ of  _____ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated this  _____ day of  _____, 20_____.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at _____
My appointment expires

Leibsohn & Company 40 Lake Bellevue Drive, Suite 270 Bellevue, WA Phone: (425) 455-1777 Fax: (425) 455-2196	© Copyright 2007 Commercial Brokers Association All Rights Reserved CBA Form SUB_LS Sublease Agreement Rev. 7/07 Page 17 of 17
SUBLEASE AGREEMENT
(Continued)

STATE OF WASHINGTON	)
) ss.
COUNTY OF________________________	)
I certify that I know or have satisfactory evidence that  _____ is the person who appeared before me and said person acknowledged that  _____ signed this instrument, on oath stated that  _____ was authorized to execute the instrument and acknowledged it as the  _____ of  _____ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated this  _____ day of  _____, 20_____.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at _____
My appointment expires

STATE OF WASHINGTON	)
) ss.
COUNTY OF________________________	)
I certify that I know or have satisfactory evidence that  _____ is the person who appeared before me and said person acknowledged that  _____ signed this instrument, on oath stated that  _____ was authorized to execute the instrument and acknowledged it as the  _____ of  _____ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated this  _____ day of  _____, 20_____.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at _____
My appointment expires

SUBLEASE AGREEMENT
(Continued)
EXHIBIT 1
[Legal Description of Master Premises]
12277 134TH Court N.E.
PORTIONS OF LOT 2, AND LOT 3 OF KING COUNTY SHORT PLAT NO. 480095 RECORDED UNDER KING COUNTY RECORDING NO. 8102090697, BEING A SHORT PLAT OF THE EAST HALF OF THE WEST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 26 NORTH, RANGE 5 EAST, W.M. IN KING COUNTY, WASHINGTON;
EXCEPT THE NORTH 50 FEET THEREOF CONVEYED TO KING COUNTY FOR NORTHEAST 124TH STREET, BY DEED RECORDED UNDER KING COUNTY RECORDING NO. 5703439.
(ALSO KNOWN AS LOT 2 OF THE CITY OF REDMOND LOT LINE ADJUSTMENT NO. SS-83-43 RECORDED UNDER KING COUNTY RECORDING NO. 8403120819.)
TOGETHER WITH AN UNDIVIDED INTEREST IN TRACT A OF SHORT PLAT NO. 480095, RECORDED UNDER RECORDING NO. 8102090697, IN KING COUNTY, WASHINGTON.

Exhibit 1

SUBLEASE AGREEMENT
(Continued)
EXHIBIT 2
[Master Lease]

Exhibit 2

SUBLEASE AGREEMENT
(Continued)
EXHIBIT 3
[Outline of the Subleased Premises]

Exhibit 3

SUBLEASE AGREEMENT
(Continued)
EXHIBIT 4
[Tenant Improvement Schedule]
NONE. SUBTENANT WILL ACCEPT PREMISES IN AN ‘AS IS’ CONDITION.
TENANT WILL PROVIDE SUBTENANT WITH SUITE AND DIRECTORY SIGNAGE AT TENANT’S SOLE COST AND EXPENSE.

Exhibit 4